UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ARALEZ PHARMACEUTICALS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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. + Have questions about this notice? Call the Toll Free Number below or scan the QR code to find out more. Toll Free 1-866-962-0498 Vote by Internet • G o to www.investorvote.com • O r scan the QR code with your smartphone • F ollow the steps outlined on the secure website Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting (the “Meeting”) to be held on June 29, 2018 Under applicable rules adopted by the Securities and Exchange Commission and the Canadian securities regulators, you are receiving this notice to advise that the proxy materials for the Meeting are available on the internet or by mail. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. In order to comply with the policies adopted by the Securities and Exchange Commission and the Canadian securities regulators, Aralez Pharmaceuticals Inc. (the “Company”) will mail this communication to you twice. The first mailing will include this communication only and the second mailing will include this communication together with the proxy or voting instruction form, as applicable, that can be used to vote your shares at the Meeting. The proxy materials (including the Notice of 2018 Annual Meeting of Shareholders, the Proxy Statement (including the proxy) and the Annual Report on Form 10-K for the fiscal year ended December 31, 2017) are available at: www.envisionreports.com/Aralez2018 OR www.sedar.com When you go online to view the proxy materials on www.envisionreports.com/Aralez2018 you can also vote your shares. How to Obtain Paper or Electronic Copies of the Proxy Materials Shareholders may request to receive paper or electronic copies of the proxy materials at no cost. To ensure you receive the materials in advance of the voting deadline and the Meeting, all requests must be received no later than June 18, 2018. You will not receive a paper or electronic copy of the proxy materials unless you request them. Order a copy of the proxy materials for this Meeting and future meetings by: Telephone – Call us free of charge at 1-866-962-0498 Email – service@computershare.com Internet – www.investorvote.com Have your full name and address, plus the number located in the shaded bar above available. For Holders with a 15 digit Control Number: Request materials by calling Toll Free, within North America - 1-866-962-0498 or direct, from Outside of North America - (514) 982-8716 and entering your control number as indicated on your proxy or voting instruction form. To obtain paper copies or electronic copies of the materials after the Meeting date, please contact 1-866-294-9840. + Y R Z Q 01EZOA ARALEZ PHARMACEUTICALS INC. Annual Meeting Notice IMPORTANT ANNUAL MEETING INFORMATION

. The Meeting will be held on June 29, 2018 at 9:00 a.m. (Eastern Standard Time) at the offices of Stikeman Elliott LLP, 5300 Commerce Court West, 199 Bay Street, Toronto, ON, Canada M5L 1B9. The resolutions to be voted on at the Meeting are listed below and in the Company’s proxy statement dated May 18, 2018 (the “Proxy Statement”) as described below. 1. Election of Directors - Proposal 1 – To elect seven directors to the board of directors of the Company, each of whom will serve until the next annual meeting of shareholders of the Company or until their successors are elected or appointed, as disclosed in the Proxy Statement. See “Proposal 1 - Election of Directors” in the Proxy Statement. 2. Appointment of Auditors - Proposal 2 – Approval of the appointment of Ernst & Young LLP, an independent registered public accounting firm, as the Company’s auditors for the fiscal year ending December 31, 2018. See “Proposal 2 - Approval of the Appointment of the Company’s Independent Registered Public Accounting Firm” in the Proxy Statement. 3. Approval of an Amendment to the Amended and Restated 2016 Long-Term Incentive Plan - Proposal 3 – Approval of an amendment to the Amended and Restated 2016 Long-Term Incentive Plan to adopt a limit on the number of awards that may be granted to a non-employee director during any one calendar year. See “Proposal 3 - Approval of the Amendment and the Second Amendment to the Amended and Restated 2016 Long-Term Incentive Plan” in the Proxy Statement. 4. Non-Binding Say-on-Pay Vote - Proposal 4 – Approval of the non-binding advisory vote to approve the Company’s approach to the compensation of its named executive officers, as disclosed in the Proxy Statement. See “Proposal 4 - Non-Binding, Advisory Vote to Approve the Company’s Approach to the Compensation of its Named Executive Officers” in the Proxy Statement. The board of directors recommends a vote FOR each of the director nominees (Proposal 1) and a vote FOR Proposals 2, 3 and 4. Voting PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or using the other methods reflected in your proxy or voting instruction form prior to the deadline indicated on the proxy or voting instruction form, as applicable. PLEASE VIEW THE PROXY STATEMENT PRIOR TO VOTING To obtain directions to attend the meeting in person, please call 1-877-973-5500. Annual Financial statement delivery: • Only Registered and Beneficial holders who opted to receive one. Stratification: • Paper copies of proxy materials will only be delivered to Registered and Beneficial holders who have previously opted to receive paper copies. 01EZPB ARALEZ PHARMACEUTICALS INC. Annual Meeting Notice